UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017
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NioCorp Developments Ltd.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)
7000 South Yosemite Street, Suite 115 Centennial, Colorado 80112 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 639-4647 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On September 8, 2017, NioCorp Developments Ltd. (the “Company”) issued 1,251,572 common shares of the Company to Lind upon conversion of US$500,000 in principal amount of the Initial Convertible Security at a conversion price of C$0.4841 per share. The common shares were issued, among other exemptions, pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), in connection with the voluntary conversion of a portion of the amount outstanding under the Initial Convertible Security and based upon representations and warranties of Lind in connection therewith.

On September 20, 2017, the Company issued 415,747 common shares to Northcott Developments to settle a debt of C$253,606 owed to Northcott Capital Limited (“Northcott”) for past and prospective services through December 2017. The shares issued were priced at C$0.61. The common shares were issued, among other exemptions, pursuant to the exemption from the registration requirements of the Securities Act provided by Regulation S thereof based upon representations and warranties of Northcott in connection therewith

As previously disclosed, on August 10, 2017, Lind provided notice to the Company of its election to advance an additional $1.0 million in funding to the Company pursuant to the definitive convertible security funding agreement, dated December 14, 2015, between the Company and Lind (the “Convertible Security Increase”).

On September 28, 2017, in connection with the Convertible Security Increase, the Company issued 283,413 common share purchase warrants of the Company (the “Warrants”) to Lind, with each Warrant entitling the holder to acquire one common share of the Company at a price of C$0.66 per share until September 27, 2020. The Warrants were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof based upon representations and warranties of Lind in connection therewith.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017, the Board of Directors (the “Board”) of the Company increased the size of the Board to six members and appointed Nilsa Guerrero-Mahon as a Director to fill the resulting vacancy. Ms. Guerrero-Mahon will serve for an initial term ending at the Company’s 2017 Annual General Meeting of Shareholders. Ms. Guerrero-Mahon will also serve on the Audit Committee of the Board.

As a non-employee Director, Ms. Guerrero-Mahon will receive compensation in the same manner as the Company’s other non-employee Directors, as disclosed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on November 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

By: /s/ Neal S. Shah
Name: Neal S. Shah
Title:   Chief Financial Officer

Date: October 3, 2017